UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

LIVE OAK BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC	28403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2015, the Board of Directors of Live Oak Bancshares, Inc. (the “Company”) elected David G. Lucht as Chief Lending Officer of the Company and its wholly owned subsidiary Live Oak Banking Company (the “Bank”). In this role, Mr. Lucht will have overall responsibility for the lending operations of the Company and the Bank, including production, underwriting and servicing. Previously, Mr. Lucht served as the Chief Risk Officer, principally focusing on managing the credit risk of the Company’s loan portfolio. Steven J. Smits, Chief Credit Officer for the Company and the Bank, has assumed overall responsibility for managing the credit risk of the Company’s loan portfolio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.

By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: November 24, 2015